                                                              EXHIBIT 23.1

                      CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statements (Form S-8 No.'s 333-26743, 333-61467 and 333-74490) of Mail-Well,
Inc. of our report dated February 4, 2004, except for Note 19, as to which the date is February 23, 2004, with respect to the consolidated financial statements and schedules of Mail-Well, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

                                                   ERNST & YOUNG LLP

Denver, Colorado
February 25, 2004